                                                                   EXHIBIT 10.38

                                     LEASE

                                By and Between

                            EAST STREET ASSOCIATES,

                                   Landlord

                                      and

                                  ZEFER CORP.

                                    Tenant



                              Dated: June 17, 1999

                              711 Atlantic Avenue
                             Boston, Massachusetts

                                TABLE OF CONTENTS
                                -----------------

1.   Premises.............................................................   1

2.   Use..................................................................   1

3.   Term.................................................................   2

4.   Basic Rent...........................................................   3

5.   Operating Cost Escalation............................................   4

6.   Tax Escalation.......................................................   7

7.   Condition of the Premises............................................   9

8.   Improvements and Alterations.........................................   9

9.   Property of Tenant...................................................  12

10.  Maintenance and Repair...............................................  13

11.  Services.............................................................  14

12.  Inspection...........................................................  16

13.  Casualty and Taking..................................................  16

14.  Injury and Damage....................................................  20

15.  Indemnification......................................................  20

16.  Insurance............................................................  22

17.  Waiver of Subrogation................................................  23

18.  Assignment, Mortgaging, Subletting...................................  23

19.  Default..............................................................  25

20.  Landlord's Right to Cure.............................................  28

21.  Subordination; Nondisturbance........................................................................   28

22.  Surrender of Possession; Holdover....................................................................   29

23.  Notices..............................................................................................   29

24.  Rules and Regulations................................................................................   29

25.  Quiet Enjoyment......................................................................................   30

26.  Limitation of Landlord's Liability...................................................................   30

27.  Binding Agreement....................................................................................   31

28.  Notice of Lease......................................................................................   31

29.  Brokerage............................................................................................   31

30.  Guaranty.............................................................................................   32

31.  Security Deposit.....................................................................................   32

32.  Environmental Provisions.............................................................................   33

33.  General Provisions...................................................................................   33

Exhibits

                                   L E A S E
                                   ---------

     This LEASE (this "Lease") is made and entered into as of this 17th day of June, 1999 by and between EAST STREET ASSOCIATES, a Massachusetts limited partnership with an office at 711 Atlantic Avenue, Boston, Massachusetts (hereinafter called "Landlord"), and ZEFER CORP., a Delaware corporation currently having an office at 105-107 South Street, Boston, Massachusetts (hereinafter called "Tenant").

     1.  Premises. In consideration of the rents and covenants herein stipulated
         --------
to be paid and performed by Tenant and upon the terms and conditions herein specified, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, the following-described premises (the "Premises"):

          A portion of the building located at 711 Atlantic Avenue in Boston, Massachusetts (the "Building") as shown cross-hatched or outlined on the lease plan (the "Lease Plan") shown on Exhibit A attached hereto and made a part hereof, consisting of the entire sixth (6th) floor of the Building agreed to contain 13,500 square feet of rentable area, including an allocable portion of the common areas of the Building. The total rentable area of the Building is agreed to be 79,654 square feet.

     The Premises are leased together with the right of Tenant to use for its customers, employees and visitors, in common with others entitled thereto, such common areas and facilities in or appurtenant to the Building as required for access to the Premises and to lavatories, in locations as Landlord may from time to time reasonably designate and provide. Subject to Landlord's reasonable security requirements, Tenant shall have access to the Premises at all times.

     2.  Use. Tenant may use the Premises only for general office purposes.
         ---
Subject to Landlord's obligations set forth in Section 10, such use and occupation shall at all times be in compliance with the ordinances of the City of Boston, the laws of The Commonwealth of Massachusetts and the United States of America and any regulations under any thereof. Tenant shall not use, permit or suffer anything to be done in the Premises or anything to be brought into or kept in the Premises, in either case, which occasions discomfort to any other tenants or occupants of the Building, or which in Landlord's reasonable judgment may tend to impair the reputation or appearance of the Building or tend to interfere with the proper and economic operation of the Building by Landlord. Tenant shall not bring or permit to be brought into or keep in or on the Premises or elsewhere in the Building, unlawful amounts of any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors to emanate from or permeate the Premises.

     3. Term. Subject to the terms, covenants, agreements and conditions
        ----
contained herein, Tenant shall have and hold the Premises for a term (the "Term") commencing on the Commencement Date and expiring at the close of the last day of the calendar month in which the day immediately preceding the fifth
(5th) anniversary of the Commencement Date shall occur (the "Expiration Date"). For purposes hereof, (a) the "Commencement Date" shall be the 30th day following the Delivery Date or such sooner date on which Tenant first makes use of any portion of the Premises for the conduct of business and (b) the "Delivery Date" shall be the date on which Landlord delivers possession of the Premises to Tenant broom clean, free and clear of other tenants and occupants and otherwise in a condition conforming to Landlord's obligations hereunder, any furniture or other personal property having been removed. Tenant may terminate this lease, without further recourse to either party, by notice given to Landlord at any time after November 15, 1999, if the Delivery Date shall not have occurred within fifteen (15) days following receipt of such notice. In the event this Lease is full force and effect without default by Tenant, Tenant may extend the Term for a period of three (3) years from the Expiration Date by given at least nine (9) months' prior written notice thereof to Landlord. The Rent for said extension period shall be based upon and consistent with the then fair market rental value of the

Premises as the same may be mutually agreed by Landlord and Tenant and, if they have not so agreed in writing in any case within three (3) months following the exercise of said option, the same shall be determined by appraisers, one to be chosen by Landlord, one to be chosen by Tenant, and a third to be selected by the two first chosen. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen appraiser within thirty
(30) days following expiration of the aforesaid three (3) month period and, unless such two appraisers shall have reached a unanimous decision within forty-five (45) days from said expiration, they shall within a further fifteen (15) days elect a third appraiser and notify Landlord and Tenant thereof. Landlord and Tenant shall each bear the expense of the appraiser chosen by it and shall equally bear the expense of the third appraiser (if any). If, as contemplated by this Lease, Landlord and Tenant shall not have agreed upon the Rent for said extension period on or before the Expiration Date, then said extension period may commence; from and after such Date until the amounts of such Rent is determined either by agreement of the parties or by appraisal, Tenant shall make payments of such Rent at the then current rates subject to retroactive adjustment in conformity with and within thirty (30) days of the determination of such Rent as hereinabove set forth.

     4. Basic Rent. (a) Tenant covenants to pay to Landlord, beginning as of the
        ----------
Commencement Date and continuing thereafter during the Term of this Lease, fixed annual rent ("Basic Rent") at the rate of $432,000 per annum. Basic Rent shall be payable in equal monthly installments of $36,000 each, in advance, on the first day of every calendar month during the Term hereof, subject to proration in the case of any partial calendar month.

     (b) Except as otherwise expressly set forth herein, Tenant shall pay the Basic Rent without set-off, deduction or demand to Landlord at its address set forth above, or at such other place as is designated in writing from time to time by Landlord.

     5.   Operating Cost Escalation. (a) As used in this Section, these words
          -------------------------
and terms shall have the following meanings:

          (i) "Operating Costs" shall mean all costs incurred and expenditures made by Landlord for the operation and management of the Building and the land on which the Building is situated (hereinafter collectively called the "Property"). Operating Costs include, without limitation, costs of cleaning, security, janitorial service (including costs of materials and equipment); utilities and other costs related to the provision of heat, electricity and air conditioning (excluding heat and air conditioning furnished to tenants other than during normal business hours); maintenance and repairs to the Property (including snow removal, landscaping, repair of heating and air conditioning equipment, elevators and other non-structural Building components); payments under all service contracts relating to the operation and maintenance of the Property; reasonable management fees (not in excess of 5% of collected rent and other income); reasonable wages, salaries, benefits, payroll taxes and unemployment compensation insurance for employees of Landlord servicing the Property or any contractor of Landlord engaged in the cleaning, operation, maintenance or security of the Property; insurance relating to the Property; auditing expenses; payments other than Taxes (as hereinafter defined) to the City of Boston (including, but not limited to, water and sewer charges, fire service fees and other user fees); and supplies and all other expenses customarily incurred in connection with the operation of similar office buildings in the downtown Boston area. If, during the Term of this Lease, the Landlord shall make capital expenditures necessary or desirable, in the opinion of the Landlord, to meet the requirements of applicable laws imposed after the Delivery Date or designed to increase the operating efficiency of the Building or to save on labor expenses or to replace obsolete operating equipment, there shall be included in Operating Costs for the year in which the capital expenditure was made and in each succeeding year, an annual charge of such capital expenditure as determined in accordance with generally accepted accounting principles so long as such capital expenditure can be expected to achieve a reasonably-corresponding reduction of other Operating Costs. Operating Costs, however, shall not include (i) the cost of capital improvements or depreciation thereof not hereinabove specified (including without limitation the cost of restoration necessitated by fire or other casualty or by the exercise of eminent domain), (ii) amounts paid with respect to interest on, or amortization of, any mortgage, (iii) attorneys' fees incurred in connection with the negotiation of leases with tenants of the Building or disputes with such tenants unrelated to the operation or maintenance of the Property, (iv) any expenditures for which Landlord is reimbursed by tenants or other third parties (other than by tenants pursuant to expense sharing provisions comparable hereto), (v) rent payable under any underlying ground lease, (vi) the cost of renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants of the Building, (vii) off-site overhead costs associated with the operation of the business entity constituting Landlord, (viii) salaries and benefits of executive employees above the grade of Building Manager, (ix) brokerage commissions, (x) advertising and other marketing costs, (xi) the cost of services or work provided to particular tenants of the Building which are not provided to Tenant or which are provided to Tenant subject to payment of an additional charge (currently including electricity required to provide heat and air conditioning to tenants during normal business hours),
        (xii) amounts paid to subsidiaries or affiliates of Landlord for services rendered to the Property to the extent that such amounts exceed the competitive costs of such services, (xiii) penalties assessed on account of violations by Landlord of any governmental requirement or
        (xiv) the cost of remediating any hazardous materials present on the Property pursuant to the provisions hereof, if necessitated by the acts of Landlord or its agents, employees or contractors. In addition, any costs relating to the Property in conjunction with other properties under common ownership or management shall be equitably apportioned. If the Building is less than fully occupied during a particular calendar year or if all Building tenants are not receiving the same services to be provided to Tenant hereunder, then Operating Costs for such year shall be extrapolated to an amount which reasonably approximates the amount which would have been incurred if the Building were fully occupied and such services were being provided to all Building tenants.

               (ii) "Operating Escalation Statement" shall mean a statement in writing signed by Landlord, setting forth the amounts payable by Tenant for a specified computation year pursuant to this Section and providing reasonable written back-up for the calculation of such amount, including copies of any significant invoices received by Landlord.

     (b) If in any calendar year occurring during the term of this Lease, the Operating Costs for such year exceed the Operating Costs for the Operating Cost Base Year (as defined below), Tenant shall pay to Landlord an amount equal to 16.95% of such excess (the "Operating Cost Excess"). Such amount shall be due and payable within thirty (30) days following receipt by Tenant of the Operating Escalation Statement for such year. If this Lease shall commence or terminate in the middle of a calendar year, Tenant shall be liable for only that portion of the Operating Cost Excess in respect of such calendar year represented by a fraction the numerator of which is the number of days of the Term which falls within the calendar year and the denominator of which is three hundred sixty-five (365). The Operating Cost Base Year shall mean the calendar year ending on December 31, 1999.

     6.   Tax Escalation. (a) As used in this Section, these words and terms
          --------------
shall have the following meanings:

          (i) "Taxes" shall mean all payments, all taxes, assessments and betterments levied, assessed or imposed by any governmental authority upon or against the Property or Building or payments in lieu thereof, but excluding water and sewer charges. Any such assessment or betterment shall be amortized over the longest period permitted by applicable law such that only those installments payable on account thereof during the Term of this Lease, together with any interest charged to Landlord, shall be deemed included as part of Taxes hereunder. If, at any time during the Term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property or Building, or payments in lieu thereof, such tax or excise on rents shall be included in Taxes. Notwithstanding the foregoing, Taxes shall not include franchise, estate, inheritance, succession, capital, levy, transfer, income or excess profits taxes assessed on Landlord nor penalties or interest on payments not made by Landlord in a timely manner.

          (ii) "Tax Escalation Statement" shall mean a statement in writing signed by Landlord, setting forth the amounts payable by Tenant for a specified computation period pursuant to this Section with a copy of Landlord's tax bill attached thereto.

          (iii)  "Fiscal Year" shall mean the fiscal year of the City of Boston.

     (b) If in any Fiscal Year occurring during the Term of this Lease, the Taxes for such year exceed the Taxes for the Tax Base Year (as defined below), Tenant shall pay to Landlord an amount equal to 16.95% of such excess (the "Tax Excess"). Such amount shall be due and payable thirty (30) days following receipt by the Tenant of the Tax Escalation Statement. If this Lease shall commence or terminate in the middle of a Fiscal Year, Tenant shall be liable for only that portion of the Tax Excess in respect of such year represented by a fraction the numerator of which is the number of days of the Term which falls within the Fiscal Year and the denominator of which is three hundred sixty-five
(365). The Tax Base Year shall mean the Fiscal Year ending June 30, 2000.

     (c) If, after Tenant shall have made any payment of Tax Excess, Landlord receives a refund of any portion of Taxes paid by Landlord, Tenant's pro rata share of such refund, less the reasonable cost of securing the same, shall be credited by Landlord against outstanding Rent (as defined below) or other charges due from Tenant, if any, and any balance shall be refunded to Tenant within thirty (30) days of receipt of same by Landlord.

     (d) Tenant shall, if, as and when required by Landlord, with each monthly payment of Basic Rent, make such estimated payments of Operating Cost Excess and Tax Excess in advance as Landlord shall reasonably determine to be sufficient to provide in the aggregate a fund adequate to pay, when due, all additional rent required pursuant to Sections 5(b) and 6(b). Any deficiency shall be payable within the time set forth in said Sections, and any surplus shall be credited against outstanding Rent or other charges due from Tenant, if any, and any balance shall be refunded to Tenant.

     (e) The payments required to be made by Tenant pursuant to this Section and Section 5, together with the Basic Rent, are hereinafter collectively called the "Rent."

     (f) Landlord shall retain its books and records relating to the calculation of any "Operating Escalation Statement" or a "Tax Escalation Statement" for at least three (3) years following the rendition thereof, and Tenant may review said books and records within one (1) year following receipt of the applicable Statement from Landlord.

     7.   Condition of the Premises. Landlord shall, prior to the Delivery Date,
          -------------------------
(a) render operational the freight elevator in the Building, (b) install a locking device to restrict access to the Premises from the interior Building stairway and (c) balance the heating, ventilating and air conditioning equipment servicing the Premises by adjusting the output of the diffusers to accommodate the way in which space is currently configured. In all other respects, subject to Landlord's repair obligations hereunder, Tenant shall accept the Premises (including existing Building window blinds, which shall be retained for Tenant's use) "as is" on the Delivery Date, and all work necessary to prepare the Premises for occupancy by Tenant shall be performed by Tenant in accordance with
Section 8 and the other applicable provisions of this Lease. Tenant may, at its own risk (except with respect to the negligence or willful misconduct of Landlord or its agents, employees or contractors), enter the Premises after the Delivery Date in order to undertake such work.

     8.   Improvements and Alterations. (a) Tenant, at its own expense, may make
          ----------------------------
alterations, additions and improvements with Landlord's prior written consent to the interior of the Premises which are necessary or appropriate for the conduct of Tenant's business in accordance with detailed working drawings and specifications describing such work which have been submitted in advance to and approved in writing by Landlord along with the identity of the contractor. Such consent or approval shall not be unreasonably withheld or delayed in the case of any proposed work of a non-structural nature which does not affect the common areas or facilities of the Property and is not visible from the exterior of the Premises. In addition, Tenant shall not be required to obtain Landlord's consent to interior painting and similar work of a purely decorative nature so long as the quality thereof conforms to any standard Building criteria established by Landlord. Tenant shall pay all costs of preparing plans, drawings and specifications. Such alterations, additions and improvements (specifically excluding movable personal property installed by Tenant) made after the date hereof are hereinafter collectively called the "Improvements." All the Improvements, whether placed in or attached or made to or a part of the Premises prior to or during the Term of this Lease, shall, unless Landlord otherwise elects and except in the case of customary trade fixtures, become and be Landlord's property and shall be and remain part of the Premises as of the termination of the Term. Landlord shall notify Tenant in writing at the time Landlord approves Tenant's plans for Improvements of its election to require Tenant to remove any or all of its Improvements upon the expiration or earlier termination of the Term. Construction of the Improvements shall be performed diligently and in a good and workmanlike manner and shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements. All work done in connection with the Improvements shall comply with all requirements of insurance policies maintained by Landlord and Tenant. Tenant, at its own expense, shall procure all permits and licenses for the Improvements required by any governing authority having jurisdiction over the Premises and the business to be conducted in the Premises. Tenant shall promptly pay all costs and expenses of the Improvements, and Tenant shall indemnify the Landlord against performance liens, costs, damages and expenses in connection with all Improvements. In case of damage or destruction of any Improvements which Landlord elected not to be a portion of the Premises during the Term of this Lease, Tenant shall have the right to recover its loss from any insurance company with which it has insured the same. At the end of the Term of this Lease, if not then in default hereunder, Tenant shall remove all of its personal property other than the Improvements (except those Improvements which Landlord elected to require Tenant to remove). If Landlord elects to have Tenant remove the Improvements, Landlord shall not require removal of pipes, wires and the like from walls, ceilings or floors, provided that Tenant properly cuts, caps and disconnects such pipes and wires and seals them off in a safe and lawful manner flush with the applicable wall, floor and ceiling and redecorates the area in a manner substantially consistent with the remainder of the Premises. Tenant shall maintain the Improvements in accordance with Section 10 during the Term of the Lease and shall be responsible for any and all damage to the Premises, the fixtures, appurtenances and equipment of Landlord or the Building caused by the installation, malfunction or removal of the Improvements or Tenant's Property, as defined in Section 9.

     (b) To protect the historical and architectural integrity and appearance of the Building, Tenant shall not install any signs on the exterior of the Building or Premises or in the interior of the Premises if visible from the exterior of the Premises except as permitted by this paragraph. All signs or lettering, if any, visible from the exterior of the Building or from the lobby, public corridors or in any other common area or public place must be submitted to Landlord for written approval of the size, color, design and location of such signs or lettering before installation, which approval shall not be unreasonably withheld or delayed. Tenant may hang its own window blinds or curtains in the Premises, subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Landlord shall include

Tenant's name and the floor location of the Premises in any directory maintained by Landlord in the lobby of the Building.

     (c) Subject to the provisions hereof otherwise applicable to the making of alterations, additions and improvements in the Premises together with such additional requirements as Landlord may reasonably prescribe, Tenant may install cabling and wiring through vertical shafts of the Building in order to service equipment located in the Premises. Notwithstanding the foregoing, Landlord shall neither unreasonably withhold or delay any consent required in the case of, nor obligate Tenant to furnish detailed working drawings and specifications describing, such installations.

     9. Property of Tenant.  Subject to the provisions of this Section 9,
        ------------------
Tenant may place office fixtures, office equipment and the like ("Tenant's Property") in the Premises. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment and Tenant's other personal property shall be placed and maintained by Tenant at its expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Except in case of the negligence or willful misconduct of Landlord or its agents, employees or contractors, Tenant covenants and agrees that all Tenant's Property of every kind, nature and description which may be in or upon the Premises or Building, in the public corridors, or on the sidewalks, area ways and approaches adjacent thereto, during the Term hereof, and any movement of Tenant's Property, shall be at the sole risk and hazard of Tenant, and Tenant hereby indemnifies and agrees to save Landlord harmless from and against any liability, loss, injury, claim or suit resulting directly or indirectly therefrom except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors as aforesaid.

     10.  Maintenance and Repair. (a) Subject to Landlord's repair obligations
          ----------------------
hereunder, Tenant shall, at its sole cost and expense, maintain the Premises in as good order, condition and repair as the same were in on the Delivery Date or may have been put in thereafter, reasonable wear and tear and damage by fire and other casualty excepted. Tenant, at its own expense, shall supply all light bulbs, tubes or similar devices for lighting the Premises. Landlord agrees to change all such bulbs, tubes or similar devices.

     (b) Landlord shall: (i) keep the Building structure (including without limitation the roof) and the plumbing, electrical, heating, ventilating and air conditioning systems and utility service lines of the Building servicing the Premises in good and operating condition and repair (except that Tenant shall be responsible for the cost of any repair or replacement occasioned by any act or neglect of Tenant, its servants, agents, customers, contractors, employees or licensees); (ii) keep the sidewalks, common corridors, stairways, elevators and all other public portions of the Building in good and operating condition and repair and in a reasonably clean and safe condition; and (iii) comply with applicable governmental rules, regulations, laws and ordinances affecting the Building or Tenant's ability to use the Premises for general office purposes, unless a violation is caused by Tenant or any party claiming by through or under Tenant. Landlord reserves the right to interrupt, curtail, stop or suspend the furnishing of any services and the operation of the plumbing, electrical, heating, ventilating and air conditioning systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements which may become necessary or when it cannot secure supplies or labor, or by reason of any other cause beyond its reasonable control, without liability or any abatement of Rent being due thereby. In exercising its rights set forth in the preceding sentence, Landlord hereby agrees to use reasonable efforts to not materially interfere with Tenant's use of the Premises. Notwithstanding the foregoing, if, as a result of any such interruption, curtailment, stoppage or suspension, the Premises are substantially untenantable for thirty
(30) consecutive days, Tenant may, by notice to Landlord at any time thereafter (unless, within five (5) days following receipt of such notice, the Premises are no longer substantially untenantable as aforesaid), elect to terminate this Lease with the same force and effect as if the Term had expired.

     11.  Services. (a) Landlord shall provide:
          --------

          (i) Access to the Premises from the Building lobby during regular Building hours (7:00 a.m. to 6:00 p.m.) on business days (Saturdays, Sundays and legal Massachusetts holidays excepted) and, at all other times, controlled access under conditions which will insure the security of the Building.

          (ii)  Necessary elevator facilities.

          (iii) Heat and air conditioning to the common areas of the Building and heat and air conditioning reasonably required for the comfortable occupancy of the Premises during normal seasonal heating periods on business days from 7:00 a.m. to 6:00 p.m. and on Saturdays from 7:00 a.m. to 1:00 p.m. (except legal Massachusetts holidays). The Landlord shall furnish heat and air conditioning beyond the above stated hours, provided that notice requesting such service is delivered to Landlord before noon on the business day when such service is required for that evening, and by noon of the preceding business day when such service is required on a Saturday, Sunday or holiday. Landlord's reasonable charge for supplying such additional service (currently $35.00 per hour) shall be paid by Tenant or, alternatively, shall be shared proportionately between Tenant and other tenants, if any, located in the relevant zone who have requested and are receiving the benefit of such service at the same time as Tenant (it being understood and agreed, however, that the air conditioning equipment currently servicing the Premises does not also service any other rentable area in the Building). Air conditioning and heating of the Premises will be separately metered by Landlord at Landlord's sole cost and expense, and Tenant shall be responsible for paying all electricity required to provide such air conditioning and heating.

          (iv) Cleaning and janitor service in scope, quality and frequency is described in Exhibit C attached hereto and made a part hereof (the "Cleaning Specifications"), provided the Premises are kept in good condition by Tenant.

          (v) Hot and cold running water, liquid soap, toilet tissue and paper towels for washrooms and lavatories.

          (vi) Electricity for normal lighting of the main lobby, elevators, washrooms and stairs, but not for the Premises, on a 24 hour/day, 365 day/year basis.

          (vii) Removal of snow and ice from the entry and sidewalks to the Building.

     (b) Tenant shall purchase the electrical energy required by Tenant for operation of the lighting fixtures, equipment, appliances and heating and air conditioning systems servicing the Premises directly from the public utility company servicing the Building as determined by separate meters. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Premises by reason of any requirement, act or omission of said public utility company. Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises.

     (c) In the event Tenant wishes to provide outside services for the Premises over and above those services to be provided by Landlord as set forth herein ("Outside Services"), Tenant shall first obtain the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, for the installation and/or utilization of such services. Outside Services shall include, but not be limited to, cleaning services, television, so-called "canned music" services, security services and the like, excluding the use of caterers, couriers and other vendors whose services are routinely engaged in connection with specified functions or transactions. If Landlord approves the installation and/or utilization of Outside Services, such installation and utilization shall be at Tenant's sole cost, risk and expense except in the case of the negligence or willful misconduct of Landlord or its agents, employees or contractors.

     12.  Inspection. Landlord and its authorized representatives shall have the
          ----------
right at all reasonable times and with prior notice to Tenant (except in case of emergency) to enter the Premises to inspect the same, to make repairs or replacements therein as required by this Lease or requested by Tenant, to exhibit the Premises to prospective tenants (but only during the final twelve
(12) months of the Term) or others, and to introduce conduits and pipes or ducts as may be necessary with all repair and clean up to be performed by Landlord immediately upon completion of work; provided, however, that Landlord shall use all reasonable effort to not unreasonably disturb Tenant's use and occupancy and to afford an opportunity for an employee of Tenant to be present while Landlord or its authorized representatives remain in the Premises. The exercise of any such right shall not be deemed an eviction or disturbance of Tenant's use or possession unless such disruptions are actually continuous and actually cause Tenant's business to cease operations.

     13.  Casualty and Taking. (a) If the Premises or any part thereof shall be
          -------------------
damaged by fire or other casualty, Landlord shall proceed with reasonable diligence, and at the expense of Landlord, to repair or cause such damage to be repaired, provided however that Landlord shall in no event be responsible for any repairs or replacements of (i) the Improvements which Landlord elected not to be a portion of the Premises or of (ii) Tenant's Property. If the Premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage, the Basic Rent or a just and proportionate part thereof, according to the nature and extent to which the Premises shall have been so rendered unfit, shall be suspended or abated from the time of such damage until the Premises (except as to the property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty and a certificate of occupancy issued permitting Tenant's use of the Premises. Landlord shall not be liable for delays in the making of any such repairs which are due to governmental regulations, casualties and strikes, and other causes beyond the control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from reasonable delays in repairing such damage. In case the Building or at least 25% thereof is so damaged by such fire or other casualty that substantial alteration or reconstruction (which may reasonably be expected to take nine months or longer of actual construction time to complete) of the Building shall be required, then, whether or not the Premises shall have been damaged by such fire or other casualty, this Lease and the Term hereof may be terminated at the election of Landlord or Tenant by a notice in writing of its election so to terminate, which termination shall be effective not less than thirty (30) days after the day on which such termination notice is received. In the event of any such termination, this Lease and the Term hereof shall expire as of such effective termination date and the Rent shall be apportioned as of such date; and if the Premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage, the Basic Rent for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the Premises shall have been so rendered unfit, shall be abated and any security deposits and other expense deposits shall be returned to the extent that such deposits represent a period after the expiration of the Term.

     (b) In the event that the Premises or any part thereof, or the whole or any substantial part of the Building, or the access thereto, shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the Term hereafter may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In that event, the termination date is to be sixty (60) days from Tenant's receipt of notice from Landlord. If the entire Premises or such portion thereof or the access thereto shall be so taken, appropriated or condemned, such that Tenant shall be precluded from effectively utilizing the Premises, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation. Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the Term hereof shall terminate on or retroactively as of the date on which Landlord or Tenant, as the case may be, shall be required to vacate any portion of the area so taken, appropriated or condemned or shall be deprived of the means of access thereto; provided, however, that Landlord may in Landlord's notice of termination elect to terminate this Lease and the Term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of such termination, this Lease and the Term hereof shall expire as of such effective termination date and the Basic Rent shall be apportioned as of such date and any security deposits and other expense deposits shall be returned to the extent that such deposits represent a period after the expiration of the Term.

     (c) If neither party (having the right so to do) elects to terminate this Lease and the Term hereof as provided in paragraph (b) above, Landlord shall, with reasonable diligence and at Landlord's expense, restore the remainder of the Premises (but not the Improvements which Landlord elected not to be a portion of the Premises or any of Tenant's Property), or the remainder of the means of access, as nearly as practicably to the condition as obtained prior to such taking, appropriation or condemnation, in which event the Rent shall be adjusted in a manner such that (i) a just proportion of the Basic Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto, shall be permanently abated, and (ii) a just proportion of the remainder of the Basic Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto, shall be abated until what remains of the Premises (other than said Improvements or Tenant Property) and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Landlord shall not be liable for any delays in such restoration which are due to governmental regulations, casualties, strikes, unavailability of labor or materials, or other causes beyond Landlord's control, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from reasonable delays in such restoration. Landlord expressly reserves and Tenant hereby assigns to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, but not including relocation assistance payments by a governmental agency or entity nor any compensation for damages to Tenant's property.

     (d) If the Premises or any part thereof or the access thereto shall be taken, appropriated or condemned for any temporary use (i) this Lease shall be and remain unaffected thereby and Tenant shall continue to pay the full amount of the Rent hereunder, (ii) Tenant shall be entitled to receive for itself any award made for such use allocable to the Term of this Lease, and (iii) Tenant, to the extent of any award made under (ii) above, shall be responsible for any repairs necessary to restore the Premises to their condition prior to such taking, appropriation or condemnation, provided that if any such taking, appropriation or condemnation extends beyond the Term of this Lease, the costs of such repairs shall be allocated between Landlord and Tenant in proportion to the amount of any award each receives. Any taking, appropriation or condemnation continuing in excess of one year shall be deemed to be a permanent taking, appropriation or condemnation and shall be governed by paragraphs (b) and (c) of this Section 13.

     14.  Injury and Damage.  Landlord shall not be liable for any injury or
          -----------------
damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatever nature, unless caused by or due to the act, omission, fault, negligence or misconduct of Landlord, or its agents, employees or contractors; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction operations of any private, public or quasi-public person.

     15.  Indemnification. (a) Tenant hereby indemnifies and covenants to save
          ---------------
Landlord harmless from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority:
(i) on account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the Premises on account of or based upon the act, omission, fault, negligence or misconduct of Tenant or its agents, employees and invitees; (ii) on account of or based upon any injury to person, or loss of or damage to property, sustained or occurring in or about the Property and other than on the Premises (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, approaches, area ways, roof or other appurtenances and facilities used in connection with the Building or the Premises) arising out of the use or occupancy of the Building or the Premises by Tenant or by any person claiming by, through or under Tenant, and caused by the act, omission, fault, negligence or misconduct of Tenant or its agents, employees and invitees, and in addition to and not in limitation of the foregoing subdivision (i); and (iii) on account of or based upon (including monies due on account of) any work or thing whatsoever done by or on behalf of Tenant or any party claiming by, through or under Tenant on the Premises; and, in respect of any of the foregoing, from and against all costs, expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon. If any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall, at Tenant's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord, it being agreed that such counsel as may act for insurance underwriters of Tenant engaged in such defense shall be deemed satisfactory.

     (b) Landlord hereby indemnifies and covenants to save Tenant harmless from and against any and all claims, liabilities, penalties, damages, losses, costs and expenses (including reasonable attorneys' fees) asserted against or incurred by Tenant on account of or based upon the act, omission, fault, negligence or misconduct of Landlord or its agents, contractors or employees; and, in case any action or proceeding be brought against Tenant by reason of any of the foregoing, Landlord upon notice from Tenant shall at Landlord's expense resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Tenant, it being agreed that such counsel as may act for insurance underwriters of Landlord engaged in such defense shall be deemed satisfactory.

     (c) Each party, upon receiving notice of any claim against which the other party has agreed to provide indemnification pursuant to this Section or elsewhere in this Lease, shall promptly so notify the other party.

     16.  Insurance. (a) Tenant agrees to maintain public liability insurance in
          ---------
an amount not less than $2,000,000.00 per occurrence for personal injuries or deaths occurring in or about the Premises and the Building and property damage liability insurance in an amount not less than $2,000,000.00 and to submit and maintain copies of such policies with Landlord. The insurers under such policies and the coverage afforded thereunder shall be reasonably satisfactory to Landlord and such policies shall name as insured parties Landlord and Tenant and any party holding an interest to which this Lease may be subordinated pursuant to Section 21, as their interests may appear, and shall provide twenty (20) days' prior written notice to Landlord of lapse or cancellation.

     (b) Tenant shall not do or omit to do or keep anything in, upon or about the Premises, the Building or any adjacent areas which may prevent the obtaining of any fire, liability or other insurance upon or written in connection with the Premises or the Building or which may make any such insurance void or voidable or otherwise invalidate the obligations of the insurer contained therein, or which may increase the rate of any such insurance over that normally applicable to office buildings. Tenant agrees to pay to Landlord, upon demand and provision by Landlord of reasonable written documentation thereof, the amount of any extra premiums which results from Tenant's failure to comply with the foregoing provisions or from the business carried on in the Premises by Tenant, whether or not Landlord has consented to such business.

     17.  Waiver of Subrogation. Landlord and Tenant shall each use its best
          ---------------------
efforts to cause all policies of fire, extended coverage, and other physical damage insurance covering the Premises, the Building, and any property therein to contain the insurer's waiver of subrogation and consent to preloss waiver of rights over the insured. Effective only when permitted by the policy or when such a clause is commercially available at no additional cost or premium (unless the other party agrees to pay the same), Landlord and Tenant respectively waive all claims and rights to recover against the other in event of loss or damage caused by a peril (including without limitation vandalism or malicious mischief) coverage against which is afforded by a so-called "All Risk" policy, whether or not actually procured and without regard to any deductible.

     18.  Assignment, Mortgaging, Subletting. (a) Tenant covenants and agrees
          ----------------------------------
that neither this Lease nor the Term hereof, nor the estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission of Tenant, or used or occupied, or permitted to be used or occupied, by anyone other than Tenant and its employees, or for any use or purpose other than as above stated, or be sublet, or offered or advertised for subletting, without in each case, obtaining Landlord's prior written consent. Notwithstanding the foregoing, Tenant shall have the privilege of assigning this Lease to, or making a sublease or other occupancy arrangement with, any entity which is a corporate parent, subsidiary, affiliate or successor of Tenant by way of merger or consolidation or the acquisition of all or substantially all of Tenant's assets as a going concern, subject, however, in all respects to all the covenants, agreements, terms, provisions and conditions contained in this Lease; no such assignment shall be valid unless, simultaneously therewith, Tenant shall deliver to Landlord an executed counterpart of said assignment and the assignee shall deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord which contains an appropriate covenant of assumption by such assignee, and no such assignment to a successor shall be valid unless prior to said assignment Tenant shall have submitted to Landlord financial statements or other material satisfactory to Landlord indicating that such assignee has financial resources and a general business reputation comparable to those of Tenant immediately prior to such assumption.

     (b) If this Lease is assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant and its employees, Landlord may collect the rents from such assignee or, if Tenant is in default hereunder beyond the applicable grace period, from such subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the requirements set forth in subparagraph (a) of this Section, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements and obligations contained in this Lease. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from primary liability under this Lease or from obtaining the express consent in writing of Landlord to any further assignment or subletting. No assignment, subletting or use of the Premises shall affect the purpose for which the Premises may be used as stated in Section 2.

     (c) Tenant further covenants and agrees that it will not sublease space from or take an assignment of a lease covering space in the Building from any other Building tenant or sublease to or assign this Lease to any other Building tenant without prior written consent from Landlord, which consent shall not be unreasonably withheld or delayed (unless Landlord is able to make available when needed and for at least the same duration space of comparable size elsewhere in the Building).

     (d) Except as otherwise hereinabove set forth, Landlord shall not unreasonably withhold or delay its consent to a proposed subletting of the Premises, provided however that Landlord may, in lieu of such consent, elect to terminate this Lease immediately prior to the effective date of any proposed subletting with the same force and effect as if the term hereof had expired, and provided further that, if Landlord consents to the subletting of the Premises in whole or in part, Tenant shall pay to Landlord 50% of any rent or other consideration received from the subtenant in excess of the rent and other charges payable hereunder (allocated to the sublet area on a prorata basis), net of any brokerage commissions and other expenses reasonably incurred by Tenant with respect to the subject transaction.

     (e) Any consent required from Landlord pursuant to this Section shall be deemed to have been granted unless Landlord informs Tenant to the contrary within fifteen (15) days following Landlord's receipt of Tenant's written request therefor, so long as such request expressly and conspicuously recites the effect of Landlord's failure to respond thereto as aforesaid.

     19.  Default. (a) If (i) Tenant shall default in the payment of the Basic
          -------
Rent or any other charges or sums due hereunder and such default shall continue for ten (10) days after written notice thereof by Landlord to Tenant, or (ii) Tenant shall default in the performance of any other of its obligations and such default shall continue for thirty (30) days after written notice thereof by Landlord to Tenant (except that if Tenant cannot reasonably cure any such default within said thirty (30) day period, this period may be extended for a reasonable time, provided that Tenant commences to cure such default within the thirty (30) day period and proceeds diligently thereafter to effect such cure), or (iii) Tenant shall abandon the Premises (as distinguished from ceasing operations therein while seeking an acceptable assignee or subtenant), or (iv) Tenant shall file a petition under any bankruptcy, insolvency law or code, or (v) such a petition filed against Tenant is not dismissed within sixty (60) days, or (vi) Tenant shall be adjudicated bankrupt or insolvent according to the law, or (vii) Tenant shall make any assignment for the benefit of creditors, or (viii) Tenant shall file any petition seeking a reorganization, arrangement or similar relief, or (ix) a receiver, custodian, trustee or similar agent of the Premises or of all or a substantial part of Tenant's assets shall be authorized or appointed, or (x) Tenant's interest in this Lease is taken upon execution or other process of law in any action against Tenant, then Landlord may lawfully enter the Premises and repossess the same as the former estate of Landlord, or terminate this Lease and the Term hereof upon five (5) day written notice to Tenant and, in either event, expel Tenant and these claiming through or under Tenant, and remove their effects (forcibly, if necessary), without being deemed guilty of any manner of trespass and without prejudice to any other remedy which Landlord may have for arrears of Basic Rent and other charges and sums due hereunder or proceeding on account of breach of covenant, and upon entry or notice as aforesaid, this Lease shall terminate. In case of any default by Tenant hereunder, Tenant shall pay all costs of enforcing the Landlord's rights under this Lease (including, without limitation, reasonable attorneys' fees and expenses). In addition, following the termination of this Lease on account of such default as aforesaid, Tenant shall pay damages, as Landlord may elect, equivalent to either (i) the amount by which, at the termination of the Term of the Lease, the aggregate of the Rent and other sums payable hereunder projected over a period from such termination until the normal expiration date of the Term (specifically excluding the extension period referenced in Section 2 unless Tenant shall have exercised its option with respect thereto), exceeds the aggregate projected fair market rental value of the Premises for such period, reasonably discounted in each case to present value, or (ii) an amount equal to the Rent and other sums which would have been payable had the Lease not so terminated (subject to offset for net rents actually received from reletting after subtraction of the reasonable expenses of reletting, Landlord hereby agreeing to exercise good faith efforts to mitigate damages hereunder) payable upon the due dates as specified herein, whichever the Landlord shall elect.

     (b) Landlord may bring legal proceedings for the recovery of such damages, or any installments thereof, from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder.

     (c) Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord from Tenant of any sums or damages (including, without limitation, reasonable attorneys' fees and expenses) to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Landlord and Tenant agree that, for the purpose of computing damages, the Tax Excess payments and Operating Cost Excess payments for the period between the termination of the Term of this Lease pursuant to this Section and the normal expiration date shall be computed by multiplying the sum of the Tax Excess payment for the Fiscal Year immediately preceding the Fiscal Year in which termination occurs and the Operating Cost Excess payments for the year immediately preceding the year in which termination occurs times the number of years and any fraction thereof remaining of the full Term hereby granted on the assumption that the amount of such Tax Excess payment and Operating Cost Excess payment for the immediately preceding year would have remained constant for each subsequent year during the full Term of this Lease. If this Lease and the Term hereof shall terminate pursuant to this Section prior to the determination of the initial Tax Excess payment and Operating Costs the Tax Excess payment and Operating Cost Excess payment shall be reasonably estimated by Landlord, in its sole discretion, based on historical costs and experience.

     (d) After more than two occasions during any consecutive twelve (12) month period where payments of Rent, including additional rent, Tax Excess and Operating Cost Excess and any other obligations of Tenant are not paid on the date due, then such late payments shall, at the option of Landlord after notice to Tenant, bear interest at the rate equal to the "prime rate" from time to time established by BankBoston plus two percent (2%) per annum from the due date and shall be compounded monthly.

     20.  Landlord's Right to Cure. If Tenant shall default in the observance or
          ------------------------
performance of any term, covenant or condition on its part to be observed or performed under this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case, if Tenant shall fail to remedy such default within the applicable grace period. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorneys fees, such sums paid or obligations incurred, with interest at the rate of interest set forth in Section 19, shall be paid to Landlord by Tenant as Rent hereunder.

     21.  Subordination; Nondisturbance. (a) This Lease is subject and
          -----------------------------
subordinate in all respects to all mortgages and other existing matters of record affecting the Building or the Property as of the date hereof. Tenant agrees at the request of Landlord to subordinate this Lease to any mortgage, ground lease, or other matter of record placed upon or affecting this Lease, the Building, the Property or Landlord's interest or estate therein and to recognize the holder thereof or any other person acquiring title to the Property as Landlord, provided such holder or person recognizes this Lease subject to a default by Tenant hereunder. Tenant agrees to execute and deliver any appropriate instruments necessary to carry out the foregoing provisions.

     (b) Landlord agrees to use its diligent efforts to obtain from the current holder of the first mortgage with respect to the Property (the "First Mortgage") a nondisturbance agreement in such holder's usual form within ninety (90) days from the date hereof, provided however that Tenant shall be required to pay any charge customarily imposed by such holder therefor.

     22.  Surrender of Possession; Holdover. (a) At the expiration or earlier
          ---------------------------------
termination of the Term of this Lease, Tenant shall remove Tenant's Property and shall peaceably yield up to Landlord the Premises in the condition required by
Section 10 (a), together with any Improvements (unless otherwise requested by Landlord pursuant to the provisions of this Lease).

     (b) If Tenant remains in the Premises beyond the expiration or earlier termination of the Term of this Lease, such holding over shall not be deemed to create any tenancy, but the Tenant shall be a Tenant-at-Sufferance only and shall pay rent to Landlord at a daily rate in an amount equal to one and one half times the daily rate of the Rent and other sums payable under this Lease as of the last day of the Term of this Lease.

     23.  Notices. Any notice or demand by Tenant to Landlord shall be served by
          -------
registered or certified mail addressed to Landlord at the address first above indicated, unless otherwise directed in writing by Landlord, and any notice or demand by Landlord to Tenant shall be served by registered or certified mail, in person, or by recognized overnight or other delivery service addressed to Tenant at the address first above indicated until the Commencement Date and thereafter the Premises, unless otherwise directed in writing by Tenant. Any such notice or demand shall be in writing and shall be deemed effective upon receipt or refusal thereof.

     24.  Rules and Regulations. Tenant shall faithfully observe and comply with
          ---------------------
the Rules and Regulations set forth on Exhibit B attached hereto and made a part hereof and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant at least five (5) days before the effective date thereof and which apply to all other tenants in the Building and which are commercially reasonable, which in the judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or any equipment relating thereto, or the comfort of tenants or others in the Building. Nothing contained in any such Rules and Regulations shall be deemed to prohibit the hanging of customary artwork, professional certificates and the like. If this Lease shall conflict with any such Rules and Regulations, the provisions of this Lease shall control. Landlord shall not have any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant (so long as Landlord does not unreasonably discriminate among tenants), and Landlord shall not be liable to Tenant for violation of such Rules and Regulations, terms, covenants or conditions by other tenants, their servants, employees, agents, visitors, invitees or licensees.

     25.  Quiet Enjoyment. The Tenant, on paying the Rent and other sums payable
          ---------------
hereunder and performing the covenants of this Lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the Term of this Lease.

     26.  Limitation of Landlord's Liability. The term "Landlord," as used in
          ----------------------------------
this Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Building, and in the event of any transfer or transfers of title to said Building, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of the Property. Tenant, its successors and assigns, agrees it shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's equity interest in the Building and in the rents, issues and profits thereof (including the proceeds of any sale of such interest), and Tenant agrees to look solely to such interest for the satisfaction of any liability of or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any beneficiary of any trust of which Landlord is a trustee) ever be personally liable for any such liability.

     27.  Binding Agreement.  This Lease shall bind and inure to the benefit
          -----------------
of the parties hereto and such respective heirs, representatives, successors or assigns as are permitted by this Lease. This Lease contains the entire agreement of the parties and may not be modified except by an instrument in writing executed by both Tenant and Landlord.

     28.  Notice of Lease.  Tenant agrees that it will not record this Lease.
          ---------------
Landlord and Tenant shall, upon request of either, execute and deliver a notice of this Lease in such applicable form as may be permitted by applicable statute.

     29.  Brokerage. Landlord and Tenant each represents and warrants to the
          ---------
other that it has dealt with no broker except CB Richard Ellis - NE Partners, LP and Avalon Partners, d/b/a CRESA Partners (the "Brokers"), in connection with this transaction. Landlord hereby agrees to pay any compensation which may be due by it to the Brokers. Tenant agrees to hold harmless and indemnify Landlord from and against any and all cost, expense, or liability for any compensation, commissions and charges claimed by any other broker or agent claiming to have dealt with Tenant in connection with this Lease or the negotiation thereof.

     30.   Guaranty. As used in clauses (iv), (v), (vi), (vii), (viii) and (ix)
           --------
of Section 19(a), the term "Tenant" shall also be deemed to refer to any guarantor of Tenant's obligations hereunder.

     31.   Security Deposit. A deposit in the amount of $432,000 (the "Security
           ----------------
Deposit") shall be held by Landlord during the Term of this Lease as security for the full, faithful and punctual performance of Tenant's covenants hereunder, it being understood that the Security Deposit is not to be considered prepaid rent, nor shall damages be limited to the amount of the Security Deposit, nor shall Landlord be required, because of the Security Deposit, to waive its right to terminate this Lease upon a default. The Security Deposit (if held in cash) shall not earn interest and need not be kept in a segregated account or otherwise escrowed. The Security Deposit, or any balance thereof, shall be refunded to Tenant, subject to Tenant's satisfactory compliance herewith, within thirty (30) days following the end of the Term of this Lease. Tenant shall be entitled to pay the Security Deposit in the form of an irrevocable letter of credit subject to the following terms and conditions. Said letter of credit shall be issued by Silicon Valley Bank or any other commercial bank reasonably acceptable to Landlord and shall be in a form reasonably satisfactory in all respects to Landlord. In the event of any default by Tenant beyond the applicable grace period, Landlord shall be entitled to receive from the issuer of such letter of credit upon demand so much of the amount which may be drawn therefrom as shall be necessary to cure such default and compensate Landlord for all losses, liabilities, damages and other expenses, including without limitation reasonable attorneys' fees, which may be imposed upon, incurred by or asserted against Landlord by reason of such default, and Tenant shall thereafter promptly restore such letter of credit to its original amount. If Tenant fails to restore such letter

                                      -32
of credit to its original amount as hereinabove required, or if such letter of credit is about to expire and shall not have been renewed as herein required within thirty (30) days preceding such expiration, then in any such event Landlord may upon demand withdraw all remaining available funds under such letter of credit and hold the same as a cash security deposit pursuant to the preceding provisions of this Section. So long as Tenant is not then in default hereunder and has not prior thereto been given written notice of any such default on more than two (2) occasions during any twelve (12) month period, the Security Deposit may be reduced to $216,000 effective as of the first day of the 31st full calendar month included in the Term of this Lease.

     32.   Environmental Provisions. Tenant shall not bring or permit to be
           ------------------------
brought or kept in or on the Premises or elsewhere on the Property any hazardous materials, as such terms may be defined by any applicable federal, state or local statute, ordinance, by-law, rule or regulation, including without limitation the Massachusetts Oil and Hazardous Material Release Prevention and Response Act (M.G.L. c. 21E), the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. (S)(S)9601 et seq.), and the Resource Conservation and Recovery Act, as amended (42 U.S.C. (S)(S)6901 et seq.), but excluding cleaning supplies and other products typically used by tenants of office space, so long as such products are commercially packaged and properly stored and handled. Landlord shall be responsible for the remediation, if and as required by applicable law, of any such hazardous materials present on the Property other than on account of Tenant's failure to comply with the provisions of this Section.

     33.   General Provisions. (a) The various rights and remedies contained in
           ------------------
this Lease and reserved to each of the parties shall not be exclusive of any other right or remedy of such party, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence in any default. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenants, terms or conditions. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     (b) Where the words "Landlord" and "Tenant" are used in this Lease, they shall include Landlord and Tenant and shall apply to persons, both men and women, associations, partnerships and corporations, and in reading this Lease the necessary grammatical changes required to make the provisions hereof mean and apply to them shall be made in the same manner as if written into the Lease.
(c) Tenant hereby declares that in entering into this Lease, Tenant relied solely upon the statements contained in this Lease and fully understands that no agents or representatives of Landlord have authority to in any manner change, add to or detract from the terms of this Lease.

     (c) Tenant hereby declares that in entering into this Lease, Tenant relied solely upon the statements contained in this Lease and fully understands that no agents or representatives of Landlord have authority to in any manner change, add to or detract from the terms of this Lease.

     (d) The invalidity of one or more of the provisions of this Lease shall not affect the remaining portions of this Lease; and, if any one or more of the provisions of this Lease should be declared invalid by final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid provisions had not been included in this Lease.

     (e) If Tenant shall be two or more persons or entities, each such person or entity shall be jointly and severally liable for the payment of all sums due to Landlord from Tenant under this Lease and the performance of all of Tenant's covenants, agreements, or obligations under this Lease.

     (f) The submission of this Lease for examination or its negotiation or the negotiation of the transaction described herein does not constitute a final agreement to lease, and the execution of this Lease by Tenant does not constitute a binding contract until such time as this

Lease has been approved by the First Mortgagee. Landlord shall use good faith efforts to promptly obtain such consent.

     (g) In the event this Lease is in full force and effect without default by Tenant, Landlord shall use reasonable efforts to notify Tenant of any space in the Building which Landlord wishes to lease other than to the current tenant or occupant thereof (if any). In no event shall the foregoing provisions be construed as an option, right of first refusal or other entitlement to lease such space, nor shall Landlord be obligated to make any concession to Tenant in order to facilitate such leasing.

     (h) In no event shall either party be liable to the other for indirect or consequential damages.

     Executed as a sealed instrument as of the date first above written by the duly authorized representatives of Landlord and Tenant.

EAST STREET ASSOCIATES                      ZEFER CORP.

By /s/ [ILLEGIBLE]                          By /s/ William A. Seibel
   ----------------------------                -------------------------------

Its General Partner                         Its President
    ---------------------------                 -----------------------------
      title (duly-authorized)                      title (duly-authorized)

                                   EXHIBIT A

                               Plan of Premises

                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B

                             RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

     2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached or hung in, or used in connection with, any window or door of the Premises demised to any tenant or occupant, without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed. Any such awnings, projections, curtains, blinds, shades, screens, or other fixtures permitted by Landlord must be of a quality type, design and color, and attached in a manner, approved by Landlord.

     3. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed an any window sills.

     4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other parts of the Building.

     5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

     6. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in manner approved by Landlord.

     7. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. Bicycles may be stored in racks, if any, furnished for such purpose by Landlord in a common area of the Building.

     8. Without the prior written consent of Landlord, no space in the Building shall be used for manufacturing, or for the sale of merchandise, goods, or property of any kind at auction.

     9. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

     10. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by such tenant.

     11. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or to a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except these actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

     12. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning towels, or other like service, from any company or person not approved by Landlord, such approval not to be unreasonably withheld.

     13. Landlord shall have the right to prohibit any advertising by any tenant or occupant which, in Landlord's opinion, tends to impair the reputation of the Buildings or its desirability as a building for offices, and upon notice from Landlord, such tenant occupant shall refrain from or discontinue such advertising.

     14. Landlord reserves the right to exclude from the Building, between the hours after 6:00 p.m. and before 7:00 a.m. on Business Days (and from 1:00 p.m. on Saturdays) and all hours on all other days, all persons who do not present a pass to the Building signed by the Landlord. Landlord will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Landlord for all wrongful acts of such persons.

     15. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and windows closed.

     16. Each tenant shall, at its expenses, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors, and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

     17. No premises shall be used, or permitted to be used, for lodging or sleeping, or for any immoral or illegal purposes.

     18. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

     19. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

     20. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Landlord. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

     21. The requirements of tenants will be attended to only upon application at the office of the managing agent of the Building. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform any work outside of their regular duties, unless under specific instructions from the office of the managing agent of the Building.

     22. Locks to premises shall not be changed or added without permission of Landlord.

     23. Landlord shall have the right to make such further rules and regulations as it deems reasonably necessary.

                                   EXHIBIT C

                              711 ATLANTIC AVENUE

                            CLEANING SPECIFICATIONS

Please note:  All trash to be transported by trash cart.

              Trash bags are not to be left on floor landings.

Lobby and Public Areas
----------------------

     Daily
     -----

1.   Pull all trash and replace liners as necessary.

2.   Empty and wash all ashtrays.

3. Remove dust from all furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations using chemically treated clothes.

4. Spot wash all woodwork, doors and wall around door frames and light switches.

5.   Vacuum or wipe clean all fabric upholstered furniture.

6.   Wash all glass top tables.

7.   Wipe down all telephone equipment.

8.   Spot clean all glass.

9.   Completely clean and polish all hardware.

10.  Thoroughly vacuum all carpet including edges.

11.  Completely sweep and wash all brick.

12.  Clean all elevator tracks, doors, walls, etc,

13.  Completely clean and polish all hardware.

14.  Spot clean all carpeting.

     Weekly
     ------

1.   Completely wash and polish all wood furniture.

2.   Dust and clean all baseboards.

3.   Completely wash all glass.

General Office Areas
--------------------

     Daily
     -----

1. Empty all trash receptacles and remove collected waste to dumpster. Replace plastic liners as needed.

2. Dust and spot clean all horizontal surfaces of counter tops, fixtures, desks, chairs, tables, offices equipment, window sills and blinds, radiators, partitions, and filing equipment.

3.   Damp wipe all telephones.

4.   Vacuum clean all traffic lanes and obviously soiled carpeted surfaces.

5. Vacuum clean all exposed carpeted floor surfaces, including edges, corners, and under easily moved furniture. Inspect carpet for spots and stains, and remove where possible.

6. Spot clean all interior partition (sidelight) glass, including all office visual glass panels, all modular furniture Plexiglas panels and entry door window glass.

     Weekly
     ------

1. Spot clean walls, doors, doorframes, kick and push plates, handles, light switches, fire hoses and extinguisher cabinets, and any other obviously soiled surfaces.

2.   Dust all pictures, charts and similar wall hangings.

3.   Dust mop hard floor surfaces and damp mop any spills or stains.

4.   Damp mop and spray buff all hard floor surfaced flooring.

     Semi - Annually
     ---------------

1. Dust and damp wash all ceiling diffusers, grills and surrounding walls and ceiling.

                                      -2-